                      Oppenheimer MONEY MARKET Fund, INC.
                   Supplement dated February 12, 2003 to the
          Statement of Additional Information dated September 24, 2002

      The Statement of Additional Information is changed as follows:

1.    The Supplement Dated January 2, 2003 is replace with this supplement.

2.    Effective  December 31, 2002,  Mr. Leon Levy resigned as a Director of the
    Fund  and  Mr.  Clayton  Yeutter  was  elected  as  Chairman  of the  Board,
    effective   January  1,  2003.   Therefore,   the  Statement  of  Additional
    Information  is revised by deleting  the  biography  for Mr. Levy on page 13 and by adding the  following to Mr.  Yeutter's  biography:  "Chairman of the
    Board of Directors."

3.    In the  Director  compensation  table on page 18, the title of  "Chairman"
    after Mr.  Levy's name is deleted and the title of "Chairman" is added after
    Mr. Yeutter's name. In addition,  the following  footnote is added following
    Mr. Levy's name and following Mr. Yeutter's name:

      6.  Effective  January 1, 2003,  Clayton  Yeutter became Chairman of the Board of Directors of the Board I Funds upon the  retirement of Leon Levy.

4.    The  following is added at the end of the second  paragraph in the section titled "The Investment Advisory Agreement" starting on page 19:

          "With the addition of a new  breakpoint,  effective  December 12,
          2002,  those rates are  currently as follows:  0.45% of the first
          $500  million of  aggregate  net assets;  0.425% of the next $500 million  of net  assets;  0.40% of the next $500  million  of net assets;  0.375% of the next $1.5 billion of net assets; and 0.35%
          of average annual net assets in excess of $3.0 billion."

5.    The section  captioned  "Board of Director and  Oversight  Committees"  on
    page 10 is amended as follows:

      a.  The second  sentence  of the second  paragraph  under that  caption is revised to read:

          "The  members of the Audit  Committee  are  Kenneth  A.  Randall
          (Chairman) and Edward Reagan."

      b.  The first  sentence  of the third  paragraph  under  that  caption  is revised to read:

          "The  members  of  the  Study   Committee  are  Robert  G.  Galli
          (Chairman), Elizabeth Moynihan and Joel Motley."

February 12, 2003                                           PX200.010